Impairment of non-current assets	12 Months Ended
Dec. 31, 2021
Disclosure of information for cash-generating units [abstract]
Impairment of non-current assets

31	Impairment of non-current assets

Accounting policy

Impairment of goodwill

As part of the impairment testing procedures, the goodwill arising from a business combination is allocated to a CGU or groups of CGUs that are expected to benefit from the related business combination and is tested at the lowest level that goodwill is monitored by management. Goodwill is tested annually for impairment as of September 30, regardless of whether there has been an impairment indicator or, more frequently, if circumstances indicate that the carrying amount may not be recovered.

Impairment of non-financial assets

The Company assesses at each reporting date, whether there are indicators that the carrying amount of an asset or CGU, including goodwill balance, may not be recovered. If any indicator exists, such as a change in forecasted commodity prices, a significant increase in operational costs, a significant decrease in production volumes, a reduction in life of mine, the cancelation or significant reduction in the scope of a project, market conditions or unusual events that can affect the business, the Company estimates the recoverable amount of the assets or CGUs.

The recoverable amount is estimated by reference to the higher of an asset’s or CGU’s fair value less cost of disposal (“FVLCD”) and its value in use (“VIU”). The recoverable amount is determined for an individual asset unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the asset is tested as part of a larger CGU to which it belongs.

If the carrying amount of an asset or CGU exceeds its recoverable amount, the asset or CGU is considered impaired and is reduced to its recoverable amount. Non-financial assets other than goodwill that were adjusted due to impairment are subsequently reviewed for possible reversal of the impairment at each reporting date. Generally, the opposite of indicators that gave rise to an impairment loss would be considered indicators that impairment losses might have to be reversed. If the underlying reasons for the original impairment have been removed or the service potential of the asset or CGU has increased, an assessment of impairment reversals is performed by the Company. Reversals of impairment losses that arise simply from the passage of time are not recognized.

Impairment of mineral exploration and evaluation costs and project development costs

Exploration assets representing mineral rights acquired in business combinations, mineral rights, and other capitalized mineral exploration and evaluation costs in accordance with the accounting policy described in note 8, as well as project development costs capitalized included in Property, plant and equipment are tested for impairment in aggregation with CGU or groups of CGUs that include producing assets or tested individually through FVLCD when there are indicators that capitalized costs might not be recoverable. The allocation of mineral exploration and evaluation costs, and project development costs to CGUs or group of CGUs is based on 1) expected synergies or share of producing assets infrastructure, 2) legal entity level, and 3) country level. When testing a CGU or a group of CGUs that include mineral exploration and evaluation costs and development projects costs, the Company performs the impairment test in two steps. In the first step, producing assets our group of producing assets are tested for impairment on an individual basis. In the second step, mineral exploration and evaluation costs and project development costs are allocated to a CGU or a group of CGUs and tested for impairment on a combined basis.

Valuation methods and assumptions for recoverable amount based on FVLCD

FVLCD

FVLCD is an estimate of the price that the Company would receive to sell an asset, CGU or group of CGUs in an orderly transaction between market participants at the measurement date, less the cost of disposal. FVLCD is not an entity-specific measurement but is focused on market participants’ assumptions for a particular asset. FVLCD is estimated by the Company using discounted cash flows techniques and, although the Company considers observable inputs, a substantial portion of the assumptions used in the calculations are unobservable. These cash flows are classified as level 3 in the fair value hierarchy. No CGUs are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.

VIU

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its current condition and its residual value. VIU is determined by applying assumptions specific to the Company’s continued use and does not consider enhancements or future developments. These assumptions are different from those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) than a FVLCD calculation.

Forecast assumptions

The cash flow forecasts are based on management’s best estimates of expected future revenues and costs, including the future production cash costs, capital expenditure, and closure, restoration, and environmental costs. The resulting estimates are based on detailed life of mine and long-term production plans. When calculating FVLCD, these forecasts include anticipated expansions (greenfield projects), considering their evaluation, eventual change in their scope or feasibility, and the development stage.

The cash flow forecasts may include net cash flows expected to be realized from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included when the Company has confidence it will be converted to reserves. This expectation is usually based on preliminary drilling and sampling of areas of mineralization that are contiguous with existing ore reserves, as well as on the historical internal conversion ratio. Typically, the additional evaluation required for conversion to reserves of such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the producing mine.

For purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s internal price forecasts. The internal price forecasts are developed using a robust model that incorporates market-based supply, demand and cost data. The internal price forecasts used for ore reserve estimation testing and the Company’s strategic planning are generally consistent with those used for the impairment testing.

Cost levels incorporated in the cash flow forecasts are based on the current life of mine plan and long-term production plan for the CGU, which are based on detailed research, analysis and iterative modeling to optimize the level of return from investment, output and sequence of extraction. The mine plan takes into account all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore, process recoveries and capacities of processing equipment that can be used. The life of mine plan and long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.

The discount rates applied to the future cash flow forecasts represent the Company’s estimate of the rate that a market participant would apply to have regard to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Company’s weighted average cost of capital is generally used for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGUs operate.

With respect to the estimated future cash flows of capitalized mineral exploration assets and development projects, the Company applies a price to net assets value ratio discount in order to reflect the inherent risk of such projects and that are neither adjusted in the discount rate nor in the future cash flows.

The discount is based on the stage of the project and the type of metal.

Critical accounting estimates and judgments - Impairment of non-current assets

Impairment is assessed at the CGU level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows. Judgment is applied to identify the Company’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals. When applying its judgment in grouping CGUs, the Company concluded that its mining operations in Vazante and Morro Agudo should be grouped with its Três Marias smelter operation, as these two mines are vertically integrated operations with the smelter.

External and internal factors are quarterly monitored for impairment indicators. Judgment is required to determine, for example, whether the impact of adverse spot commodity price movements is significant and structural in nature. Also, the Company’s assessment of whether internal factors such as an increase in production costs and delays in projects result in impairment indicators require significant judgment. Among others, the long-term zinc price and the discount rate may have a significant impact in the Company’s’ impairment estimations.

The process of estimating the recoverable amount involves the use of estimates and assumptions, judgment and projections for future cash flows. These calculations use cash flow projections, based on approved financial and operational budgets for a five-year period. After the five-year period, the cash flows are extended until the end of the useful life of mine or indefinitely for the smelters. The smelters cash flows do not use growth rates in the cash flow projections of the terminal value. Management’s estimates and assumptions of future cash flow used for the Company’s impairment testing of goodwill and non-financial assets are subject to risk and uncertainties, including metal prices and macroeconomic conditions, which are particularly volatile and partially or totally outside the Company’s control. Future changes in these variables may differ from management’s expectations and may materially change the recoverable amounts of the CGUs.

Impairment analysis

According to NEXA’s policy, the Company performs its annual impairment test for the CGUs that have goodwill allocated (Cerro de Pasco, Cerro Lindo and Cajamarquilla) and every quarter it performs an additional assessment of impairment indicators for all its CGUs. For the year ended on December 31, 2021, the Company performed its annual test and analyzed all impairment indicators and found no need to recognize an additional impairment loss or reversal.

For the year ended on December 31, 2020, the Company recognized an impairment loss of USD 557,497.